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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 10, 2006

                               Immunomedics, Inc.
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               (Exact Name of Registrant as Specified in Charter)

              Delaware                 000-12104            61-1009366
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    (State or Other Jurisdiction      (Commission         (IRS Employer
         of Incorporation)            File Number)      Identification No.)

    300 American Road, Morris Plains, New Jersey              07950
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      (Address of Principal Executive Offices)              (Zip Code)

                                 (973) 605-8200
              (Registrant's telephone number, including area code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 1.01.    ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

         On March 10, 2006, Immunomedics, Inc. (the "Company") entered into a Change of Control and Severance Agreement (the "Agreement") with Gerard G. Gorman, the Company's Vice President, Finance and Chief Financial Officer. The Agreement provides that in the event Mr. Gorman is terminated pursuant to an involuntary termination (including the involuntary dismissal or discharge by the Company other than for cause, or the voluntary resignation within ninety (90) days following certain events) within twelve months following a Change in Control (as defined in the Agreement), Mr. Gorman will receive from the Company
(i) a lump-sum amount equal to two times the sum of Mr. Gorman's annual rate of base salary and bonus, including both cash and equity bonuses; (ii) accelerated vesting of all outstanding options such that each outstanding options immediately vest and become exercisable for a specified period; (iii) a lump-sum severance payment equal to the bonus amount received in the previous year, pro-rated for the number of months (including partial months) completed prior to termination; and (iv) continued health coverage for a specified period. The Agreement also contains certain tax payment provisions in certain instances. The foregoing description of the Change of Control and Severance Agreement is not complete and is qualified in its entirety by reference to the Agreement filed as exhibit 10.1 herewith.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

       (d)    Exhibits.
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       Exhibit No.     Description
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          10.1         Change of Control and Severance Agreement, dated as of
                       March 10, 2006, by and between the Company and Gerard G. Gorman.

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IMMUNOMEDICS, INC.


                                    By:    /s/ Cynthia Sullivan
                                           -------------------------------------
                                    Name:  Cynthia Sullivan
                                    Title: President and Chief Executive Officer

Date: March 10, 2006